UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 22, 2004

                                 MILACRON INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                  1-8475                       31-1062125

----------------      -------------------------     -------------------------

(State or other        (Commission File Number)          (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)


    2090 Florence Avenue, Cincinnati, Ohio                         45206
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   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000
   ------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans.

On October 22, 2004, Milacron Inc. (the "Company") issued a notice to its directors and officers informing them of a blackout period during which they would be prohibited by the Sarbanes-Oxley Act of 2002 from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of the Company's common stock or certain derivative securities, such as stock options. In connection with the Company's rights offering, participants in the Company's 401(k) plan who have shares of the Company's common stock in their accounts will have the opportunity to purchase additional shares in accordance with the terms and conditions of the offering; however, these 401(k) plan participants will be unable to direct or diversify the shares purchased in the offering until the shares are actually received by the plan trustee. The time period during which 401(k) plan participants will be unable to direct or diversify the shares purchased in the rights offering constitutes the blackout period. The blackout period will begin on the last day of the subscription period for the Company's rights offering, which is expected to be November 22, 2004, unless the subscription period is extended by the Company, and will end on the date the trustee of the 401(k) plan receives and allocates shares purchased in the rights offering, which could be up to 10 business days (or longer) after the end of the subscription period. Inquiries related to the blackout period should be directed to Hugh C. O'Donnell, Senior Vice President, General Counsel and Secretary, 2090 Florence Avenue, Cincinnati, Ohio 45206, (513) 487-5982. A copy of the notice to the Company's directors and officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM  9.01. Financial Statements and Exhibits.

   (c) Exhibits.

Exhibit  No.      Description
-------------     -------------------------------------------------------------
99.1              Notice to Directors and Officers of Milacron Inc. dated
                  October 22, 2004.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MILACRON INC.


Date:   October 22, 2004        By: /s/ Hugh C. O'Donnell
                                   --------------------------------------------
                                   Hugh C. O'Donnell, Esq.
                                   Senior Vice President, General Counsel and
                                   Secretary






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                                 EXHIBIT INDEX

Exhibit  No.         Description
-------------         ----------------------------------------------------------

99.1                 Notice to Directors and Officers of Milacron Inc. dated
                     October 22, 2004.





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